FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Fourth Quarter & Full Year 2017 Financial Results

▪	Delivers All-Time Record Revenue of $11.1 Billion for 2017

▪	Strong Cost Control Drives Record Fourth Quarter Results

▪	Benefits $73.0 Million from U.S. Tax Reform Bill

HOUSTON, Feb. 8, 2018 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2017 fourth quarter net income of $110.5 million, diluted earnings per common share of $5.27, adjusted net income (a non-GAAP measure) of $44.3 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.11.
As shown in the attached non-GAAP reconciliation tables, the 2017 fourth quarter adjusted results (non-GAAP measures) exclude approximately $66.2 million of net after-tax adjustments, or $3.16 per share, for non-core items. These items primarily relate to a reduction in the corporate income tax rate enacted in the U.S. Tax Reform Bill, which benefited the Company in the fourth quarter of 2017 by approximately $73.0 million after-tax, or $3.48 per share. This benefit was partially offset by non-cash asset impairment charges of approximately $6.5 million after-tax, or $0.30 per share.
For the full year of 2017, net income increased 45.1 percent from the comparable prior-year period, to $213.4 million; and diluted earnings per common share increased 51.1 percent, to $10.08. Full year 2017 adjusted net income was nearly flat at $163.5 million; and adjusted diluted earnings per common share increased 4.2 percent, to an all-time high of $7.73. Total revenue grew 2.2 percent (increased 2.7 percent on a constant currency basis), to a record $11.1 billion.
“Despite the headwinds we encountered in the first half of 2017 in our oil-impacted markets and the significant disruptions across our Southeast Texas markets from Hurricane Harvey, we are pleased to have delivered all-time record revenue of $11.1 billion and all-time record adjusted diluted earnings per share of $7.73 for 2017,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Contributing to the record earnings is the impressive work the teams have done on cost control in the U.S. and Brazil during 2017, with the results of those efforts continuing to provide benefits going forward. In addition, our team in the U.K. continues to outperform the market, delivering impressive growth even as the overall market slows. I am pleased with the results in all three regions and believe we are well positioned as we enter 2018.”
Consolidated Results for Fourth Quarter 2017 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue grew 9.2 percent (7.9 percent) to $2.9 billion.

▪	Total gross profit grew 9.4 percent (8.3 percent), to $425.7 million.

▪	New vehicle revenues increased 10.2 percent (9.0 percent) on 6.4 percent higher unit sales. New vehicle gross profit improved 7.8 percent (6.5 percent), to $89.5 million.

▪	Retail used vehicle revenues increased 8.9 percent (7.4 percent) on 5.4 percent higher unit sales. Retail used vehicle gross profit increased 3.8 percent (2.6 percent), to $40.5 million.

▪
Parts and service gross profit increased 9.9 percent (8.9 percent) on revenue growth of 10.5 percent (9.5 percent). Same Store parts and service gross profit increased 6.3 percent (5.5 percent) on revenue growth of 7.3 percent (6.5 percent). U.S. Same Store parts and service gross profit increased 5.3 percent on revenue growth of 6.6 percent.

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▪	Finance and Insurance (F&I) gross profit PRU increased 3.8 percent (3.0 percent), to $1,495. U.S. F&I gross profit PRU increased $56, or 3.4 percent, to an all-time record of $1,700.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 100 basis points, to 72.7 percent. Adjusted SG&A expenses as a percent of gross profit improved 180 basis points, to 72.6 percent.

Consolidated Results for Full Year 2017 (year-over-year comparable basis)

▪	Total revenue increased 2.2 percent (2.7 percent), to a record $11.1 billion.

▪	Total gross profit grew 3.2 percent (3.6 percent).

▪	New vehicle gross profit increased 1.8 percent (2.2 percent) on 1.8 percent (2.3 percent) higher revenues, as the Company retailed 172,200 new vehicles in 2017.

▪
Retail used vehicle gross profit decreased 2.7 percent (decreased 2.1 percent) on a revenue increase of 1.5 percent (2.2 percent). The Company retailed 129,933 used vehicles in 2017, a 0.6 percent increase over 2016.

▪	Parts and service gross profit rose 5.8 percent (6.3 percent) on 6.1 percent (6.4 percent) higher revenues.

▪	Adjusted F&I revenues rose 3.5 percent (3.8 percent). U.S. Adjusted F&I gross PRU increased $76, to $1,675.

▪
SG&A expenses as a percent of gross profit increased 110 basis points, to 74.5 percent. Adjusted SG&A expenses as a percent of gross profit remained flat at 73.7. Adjusted U.S. SG&A expenses as a percent of gross profit improved 60 basis points, to 71.1 percent.

▪	Operating margin and adjusted operating margin remained flat at 3.1 and 3.4 percent, respectively.
Segment Results for Fourth Quarter 2017 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 78.3 percent of total revenues and 82.4 percent of total gross profit. Total U.S. revenues were $2.3 billion, an increase of 5.4 percent, driven by an 8.5 percent increase in retail new vehicle revenue. New vehicle gross profit PRU grew $18, or 0.9 percent per unit, to $2,067; and total gross profit grew 5.8 percent, to $350.7 million. The Company has delivered new vehicle gross profit PRU growth for seven of the last eight quarters. New vehicle inventory ended the quarter at 64 days’ supply.
Same Store SG&A expenses as a percent of gross profit improved 60 basis points to 68.9 percent and operating margin improved 40 basis points to 4.1 percent. Adjusted Same Store SG&A expenses as a percent of gross profit improved 300 basis points, to an all-time record of 68.9 percent. Adjusted operating margin improved 40 basis points to an all-time record of 4.2 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 17.4 percent of total revenues and 14.2 percent of total gross profit. Total U.K. revenues increased 31.1 percent (22.8 percent), to $507.8 million, and were driven by double-digit revenue growth across each business segment, despite the industry decreasing by nearly 13 percent. Total gross profit increased 36.0 percent (27.4 percent), to $60.4 million.
Same Store SG&A expenses as a percent of gross profit improved 30 basis points to 87.1 percent and operating margin improved 10 basis points to 1.1 percent.

▪	Brazil:
The Company’s Brazilian operations were profitable during the fourth quarter and accounted for 4.3 percent of total revenues and 3.4 percent of total gross profit. The Company’s Same Store new vehicle revenue grew 14.7 percent on a constant currency basis, which outpaced the industry’s rebound of 13.5 percent. On a Same Store basis, total revenues grew 13.8 percent, driven by revenue growth of 31.1 percent in F&I, 14.7 percent in new vehicles, 12.2 percent in total used vehicles, and 8.0 percent in parts & service. F&I gross profit PRU grew 18.8 percent.
The Company’s used vehicle operations in Brazil continued to improve during the quarter. On a Same Store constant currency basis, total used vehicle retail margins increased 60 basis points to 7.5 percent and total used vehicle gross profit grew 23.5 percent, on a constant currency basis.

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Same Store SG&A expenses as a percent of gross profit increased 150 basis points to 92.0 percent. Adjusted Same Store SG&A as a percent of gross profit improved 180 basis points to 88.7 percent.
Share Repurchase Authorization
For the full year of 2017, the Company repurchased 649,298 shares at an average price per common share of $61.75 for a total of $40.1 million. As of February 8, 2018, $49.6 million remains available under the Company’s prior common stock share repurchase authorization.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
As previously announced in 2018, the Company:

▪	Opened a Land Rover franchise in Watford, a North London suburb in the U.K., which is expected to generate approximately $35 million in annualized revenues;

▪	Acquired Audi El Paso, which is expected to generate approximately $35 million in annualized revenues; and

▪	Acquired Subaru El Paso, which is expected to generate approximately $30 million in annualized revenues.

During 2017, the Company acquired a total of 20 franchises, which are expected to generate an estimated $490 million in annual revenues. The Company disposed of three franchises that generated approximately $35 million in trailing-twelve-month revenues at the time of disposition.
Corporate Tax Reform
As a result of the U.S. Tax Reform Bill, which was enacted on December 22, 2017, the federal statutory corporate tax rate was reduced from 35 percent to 21 percent. This change allowed the Company to record a tax benefit of $73 million based on the revaluation of its net deferred tax liabilities as of the enactment date. Beginning in 2018, and going forward, the Company estimates this change will reduce its effective tax rate from approximately 36 percent to a range of 23-24 percent, and improve annual cash flow by about $20 million. As a result of this tax savings, the Company announced it will pay a $500 bonus to approximately 6,600 tenured, non-management, dealership employees and support staff on March 1, 2018 at a total cost of approximately $3.3 million. This one-time payment will be reflected in the Company’s first quarter 2018 results.

Fourth Quarter 2017 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3198411
A telephonic replay will be available following the call through February 15, 2018 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088

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Replay ID:    10116253

About Group 1 Automotive, Inc.
Group 1 owns and operates 175 automotive dealerships, 230 franchises, and 48 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain

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expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,661,309	$1,507,513	10.2
Used vehicle retail sales	709,072	651,144	8.9
Used vehicle wholesale sales	91,809	99,774	(8.0)
Parts and service	343,510	310,966	10.5
Finance, insurance and other, net	114,705	104,235	10.0
Total revenues	2,920,405	2,673,632	9.2
COST OF SALES:
New vehicle retail sales	1,571,774	1,424,445	10.3
Used vehicle retail sales	668,558	612,098	9.2
Used vehicle wholesale sales	94,199	103,754	(9.2)
Parts and service	160,199	144,154	11.1
Total cost of sales	2,494,730	2,284,451	9.2
GROSS PROFIT	425,675	389,181	9.4
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	309,521	279,071	10.9
DEPRECIATION AND AMORTIZATION EXPENSE	15,178	13,166	15.3
ASSET IMPAIRMENTS	9,980	20,027	(50.2)
OPERATING INCOME	90,996	76,917	18.3
OTHER EXPENSE:
Floorplan interest expense	(13,713)	(11,189)	22.6
Other interest expense, net	(18,309)	(17,208)	6.4
INCOME BEFORE INCOME TAXES	58,974	48,520	21.5
BENEFIT (PROVISION) FOR INCOME TAXES	51,515	(17,692)	391.2
NET INCOME	$110,489	$30,828	258.4
Less: Earnings allocated to participating securities	$3,718	$1,220	204.8
Earnings available to diluted common shares	$106,771	$29,608	260.6
DILUTED EARNINGS PER SHARE	$5.27	$1.44	266.0
Weighted average dilutive common shares outstanding	20,261	20,592	(1.6)
Weighted average participating securities	708	858	(17.5)
Total weighted average shares outstanding	20,969	21,450	(2.2)

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$6,157,531	$6,046,075	1.8
Used vehicle retail sales	2,798,986	2,757,713	1.5
Used vehicle wholesale sales	400,170	401,863	(0.4)
Parts and service	1,338,032	1,261,307	6.1
Finance, insurance and other, net	429,002	420,654	2.0
Total revenues	11,123,721	10,887,612	2.2
COST OF SALES:
New vehicle retail sales	5,835,526	5,729,697	1.8
Used vehicle retail sales	2,621,431	2,575,234	1.8
Used vehicle wholesale sales	402,912	406,305	(0.8)
Parts and service	618,343	581,307	6.4
Total cost of sales	9,478,212	9,292,543	2.0
GROSS PROFIT	1,645,509	1,595,069	3.2
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,226,195	1,170,763	4.7
DEPRECIATION AND AMORTIZATION EXPENSE	57,936	51,234	13.1
ASSET IMPAIRMENTS	19,506	32,838	(40.6)
OPERATING INCOME	341,872	340,234	0.5
OTHER EXPENSE:
Floorplan interest expense	(52,372)	(44,927)	16.6
Other interest expense, net	(70,497)	(67,936)	3.8
INCOME BEFORE INCOME TAXES	219,003	227,371	(3.7)
PROVISION FOR INCOME TAXES	(5,561)	(80,306)	(93.1)
NET INCOME	$213,442	$147,065	45.1
Less: Earnings allocated to participating securities	$7,511	$5,869	28.0
Earnings available to diluted common shares	$205,931	$141,196	45.8
DILUTED EARNINGS PER SHARE	$10.08	$6.67	51.1
Weighted average dilutive common shares outstanding	20,425	21,170	(3.5)
Weighted average participating securities	752	886	(15.1)
Total weighted average shares outstanding	21,177	22,056	(4.0)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	December 31, 2017	December 31, 2016	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$28,787	$20,992	37.1
Contracts in transit and vehicle receivables, net	306,433	269,508	13.7
Accounts and notes receivable, net	188,611	173,364	8.8
Inventories, net	1,763,293	1,651,815	6.7
Prepaid expenses and other current assets	42,062	34,908	20.5
Total current assets	2,329,186	2,150,587	8.3
PROPERTY AND EQUIPMENT, net	1,318,959	1,125,883	17.1
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,198,666	1,161,639	3.2
OTHER ASSETS	24,254	23,794	1.9
Total assets	$4,871,065	$4,461,903	9.2

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,240,695	$1,136,654	9.2
Offset account related to floorplan notes payable - credit facility	(86,547)	(59,626)	45.1
Floorplan notes payable - manufacturer affiliates	397,183	392,661	1.2
Offset account related to floorplan notes payable - manufacturer affiliates	(22,500)	(25,500)	(11.8)
Current maturities of long-term debt and short-term financing	77,609	72,419	7.2
Current liabilities from interest rate risk management activities	1,996	3,941	(49.4)
Accounts payable	412,981	356,099	16.0
Accrued expenses	177,070	176,469	0.3
Total current liabilities	2,198,487	2,053,117	7.1
5.00% SENIOR NOTES (principal of $550,000 at December 31, 2017 and December 31, 2016, respectively)	542,063	540,465	0.3
5.25% SENIOR NOTES (principal of $300,000 at December 31, 2017 and December 31, 2016, respectively)	296,151	295,591	0.2
ACQUISITION LINE	26,988	—	100.0
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	405,950	333,326	21.8
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	47,032	43,427	8.3
DEFERRED INCOME TAXES	124,404	161,502	(23.0)
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	8,583	20,470	(58.1)
OTHER LIABILITIES	97,125	83,805	15.9
STOCKHOLDERS' EQUITY:
Common stock	255	257	(0.8)
Additional paid-in capital	291,461	290,899	0.2
Retained earnings	1,246,323	1,053,301	18.3
Accumulated other comprehensive loss	(123,226)	(146,944)	(16.1)
Treasury stock	(290,531)	(267,313)	8.7
Total stockholders' equity	1,124,282	930,200	20.9
Total liabilities and stockholders' equity	$4,871,065	$4,461,903	9.2

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2017 (%)	2016 (%)	2017 (%)	2016 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	39.2	37.1	37.0	36.5
	California	7.3	8.6	7.5	9.1
	Oklahoma	6.0	6.4	6.1	6.8
	Georgia	4.6	4.5	4.6	4.3
	Massachusetts	4.5	4.6	4.6	4.8
	Florida	2.9	2.8	2.6	2.6
	New Hampshire	1.9	2.0	2.0	1.9
	Louisiana	1.8	2.0	1.9	2.1
	New Jersey	1.6	1.7	1.7	1.6
	South Carolina	1.6	1.6	1.4	1.4
	Kansas	1.4	1.7	1.6	1.8
	Mississippi	1.1	1.3	1.3	1.5
	Alabama	0.8	0.9	1.0	0.9
	Maryland	0.4	0.5	0.4	0.5
	New Mexico	0.1	—	0.1	—
		75.2	75.7	73.8	75.8

International	United Kingdom	19.5	18.7	21.3	18.4
	Brazil	5.3	5.6	4.9	5.8
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		25.4	25.8	25.3	24.9
Volkswagen/Audi/Porsche		13.2	11.2	13.0	11.0
BMW/MINI		12.4	14.4	12.7	13.5
Ford/Lincoln		11.4	10.8	11.5	11.0
Honda/Acura		9.2	8.8	9.2	9.9
Nissan		7.0	7.5	7.4	7.1
Chevrolet/GMC/Buick/Cadillac		6.3	7.0	6.2	7.4
Mercedes-Benz/smart/Sprinter		4.4	4.8	4.0	4.3
Chrysler/Dodge/Jeep/RAM		3.9	3.6	3.9	4.0
Hyundai/Kia		3.8	3.6	3.9	4.2
Other		3.0	2.5	2.9	2.7
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,310,577	$1,207,922	8.5
Used vehicle retail sales	540,528	532,913	1.4
Used vehicle wholesale sales	50,284	70,954	(29.1)
Total used	590,812	603,867	(2.2)
Parts and service	286,608	266,033	7.7
Finance, insurance and other, net	99,200	93,112	6.5
Total	$2,287,197	$2,170,934	5.4
GROSS MARGIN %:
New vehicle retail sales	5.3	5.4
Used vehicle retail sales	5.9	6.2
Used vehicle wholesale sales	(4.5)	(3.9)
Total used	5.0	5.0
Parts and service	53.2	53.8
Finance, insurance and other, net	100.0	100.0
Total	15.3	15.3
GROSS PROFIT:
New vehicle retail sales	$69,455	$65,101	6.7
Used vehicle retail sales	31,931	32,877	(2.9)
Used vehicle wholesale sales	(2,257)	(2,796)	19.3
Total used	29,674	30,081	(1.4)
Parts and service	152,349	143,023	6.5
Finance, insurance and other, net	99,200	93,112	6.5
Total	$350,678	$331,317	5.8
UNITS SOLD:
Retail new vehicles sold	33,608	31,779	5.8
Retail used vehicles sold	24,735	24,866	(0.5)
Wholesale used vehicles sold	8,194	10,115	(19.0)
Total used	32,929	34,981	(5.9)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,996	$38,010	2.6
Used vehicle retail	$21,853	$21,431	2.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,067	$2,049	0.9
Used vehicle retail sales	1,291	1,322	(2.3)
Used vehicle wholesale sales	(275)	(276)	0.4
Total used	901	860	4.8
Finance, insurance and other, net (per retail unit)	$1,700	$1,644	3.4
OTHER:
SG&A expenses	$242,070	$227,411	6.4
Adjusted SG&A expenses (1)	$242,070	$238,227	1.6
SG&A as % revenues	10.6	10.5
Adjusted SG&A as % revenues (1)	10.6	11.0
SG&A as % gross profit	69.0	68.6
Adjusted SG&A as % gross profit (1)	69.0	71.9
Operating margin %	4.1	3.8
Adjusted operating margin % (1)	4.2	3.8
Pretax margin %	2.8	2.7
Adjusted pretax margin % (1)	2.9	2.6
INTEREST EXPENSE:
Floorplan interest expense	$(12,267)	$(10,015)	22.5
Floorplan assistance	12,952	12,201	6.2
Net floorplan income	$685	$2,186	(68.7)
Other interest expense, net	$(16,922)	$(15,740)	7.5

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,768,864	$4,766,047	0.1
Used vehicle retail sales	2,160,699	2,242,508	(3.6)
Used vehicle wholesale sales	250,668	276,710	(9.4)
Total used	2,411,367	2,519,218	(4.3)
Parts and service	1,124,380	1,071,651	4.9
Finance, insurance and other, net	375,954	377,756	(0.5)
Total	$8,680,565	$8,734,672	(0.6)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.1
Used vehicle retail sales	6.7	6.9
Used vehicle wholesale sales	(1.0)	(1.2)
Total used	5.9	6.0
Parts and service	53.6	54.4
Finance, insurance and other, net	100.0	100.0
Total	15.7	15.5
GROSS PROFIT:
New vehicle retail sales	$244,286	$242,773	0.6
Used vehicle retail sales	144,529	155,709	(7.2)
Used vehicle wholesale sales	(2,427)	(3,439)	29.4
Total used	142,102	152,270	(6.7)
Parts and service	602,972	582,550	3.5
Finance, insurance and other, net	375,954	377,756	(0.5)
Total	$1,365,314	$1,355,349	0.7
UNITS SOLD:
Retail new vehicles sold	127,141	130,471	(2.6)
Retail used vehicles sold	101,170	105,754	(4.3)
Wholesale used vehicles sold	37,662	41,009	(8.2)
Total used	138,832	146,763	(5.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail sales	$37,508	$36,530	2.7
Used vehicle retail sales	$21,357	$21,205	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,921	$1,861	3.2
Used vehicle retail sales	1,429	1,472	(2.9)
Used vehicle wholesale sales	(64)	(84)	23.8
Total used	1,024	1,038	(1.3)
Finance, insurance and other, net (per retail unit)	$1,647	$1,599	3.0

OTHER:
Adjusted Finance, insurance and other revenue, net (1) (2)	$382,504	$377,756	1.3
Adjusted Total revenue (1)	$8,687,115	$8,734,672	(0.5)
Adjusted Total gross profit (1)	$1,371,864	$1,355,349	1.2
Adjusted Total gross margin (1)	15.8	15.5
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,675	$1,599	4.8
SG&A expenses	$983,974	$965,139	2.0
Adjusted SG&A expenses (1)	$975,497	$971,908	0.4
SG&A as % revenues	11.3	11.0
Adjusted SG&A as % revenues (1)	11.2	11.1
SG&A as % gross profit	72.1	71.2
Adjusted SG&A as % gross profit (1)	71.1	71.7
Operating margin %	3.7	3.7
Adjusted operating margin % (1)	4.0	3.9
Pretax margin %	2.4	2.5
Adjusted pretax margin % (1)	2.7	2.7

INTEREST EXPENSE:
Floorplan interest expense	$(47,221)	$(40,444)	16.8
Floorplan assistance	47,984	48,377	(0.8)
Net floorplan income	$763	$7,933	(90.4)
Other interest expense, net	$(66,493)	$(62,320)	6.7
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$267,785	$222,831	20.2	12.5
Used vehicle retail sales	144,415	94,403	53.0	43.3
Used vehicle wholesale sales	37,243	27,762	34.2	25.7
Total used	181,658	122,165	48.7	39.3
Parts and service	45,141	33,182	36.0	27.5
Finance, insurance and other, net	13,263	9,314	42.4	33.2
Total	$507,847	$387,492	31.1	22.8
GROSS MARGIN %:
New vehicle retail sales	5.7	6.0
Used vehicle retail sales	4.6	4.8
Used vehicle wholesale sales	(0.9)	(4.4)
Total used	3.5	2.7
Parts and service	56.6	55.8
Finance, insurance and other, net	100.0	100.0
Total	11.9	11.5
GROSS PROFIT:
New vehicle retail sales	$15,231	$13,308	14.4	7.1
Used vehicle retail sales	6,696	4,497	48.9	39.5
Used vehicle wholesale sales	(322)	(1,235)	73.9	75.4
Total used	6,374	3,262	95.4	83.1
Parts and service	25,559	18,532	37.9	29.2
Finance, insurance and other, net	13,263	9,314	42.4	33.2
Total	$60,427	$44,416	36.0	27.4
UNITS SOLD:
Retail new vehicles sold	8,750	7,880	11.0
Retail used vehicles sold	6,188	4,429	39.7
Wholesale used vehicles sold	5,089	3,780	34.6
Total used	11,277	8,209	37.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,604	$28,278	8.2	1.4
Used vehicle retail	$23,338	$21,315	9.5	2.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,741	$1,689	3.1	(3.6)
Used vehicle retail sales	1,082	1,015	6.6	(0.1)
Used vehicle wholesale sales	(63)	(327)	80.7	81.7
Total used	565	397	42.3	33.3
Finance, insurance and other, net (per retail unit)	$888	$757	17.3	9.7
OTHER:
SG&A expenses	$54,095	$39,482	37.0	28.3
Adjusted SG&A expenses (1)	$54,095	$39,137	38.2	29.4
SG&A as % revenues	10.7	10.2
Adjusted SG&A as % revenues (1)	10.7	10.1
SG&A as % gross profit	89.5	88.9
Adjusted SG&A as % gross profit (1)	89.5	88.1
Operating margin %	0.8	0.8
Adjusted operating margin % (1)	0.8	0.9
Pretax margin %	0.3	0.2
Adjusted pretax margin % (1)	0.3	0.3
INTEREST EXPENSE:
Floorplan interest expense	$(1,304)	$(1,085)	20.2	12.5
Floorplan assistance	237	182	30.2	22.1
Net floorplan expense	$(1,067)	$(903)	18.2	10.6
Other interest expense, net	$(1,278)	$(1,231)	3.8	(2.8)

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,092,612	$987,538	10.6	16.0
Used vehicle retail sales	546,266	434,203	25.8	32.3
Used vehicle wholesale sales	136,847	121,747	12.4	18.1
Total used	683,113	555,950	22.9	29.2
Parts and service	165,755	143,362	15.6	21.3
Finance, insurance and other, net	44,523	36,305	22.6	27.9
Total	$1,986,003	$1,723,155	15.3	20.9
GROSS MARGIN %:
New vehicle retail sales	5.5	5.7
Used vehicle retail sales	4.8	5.0
Used vehicle wholesale sales	(0.9)	(1.0)
Total used	3.7	3.7
Parts and service	57.3	55.4
Finance, insurance and other, net	100.0	100.0
Total	11.3	11.2
GROSS PROFIT:
New vehicle retail sales	$60,581	$56,655	6.9	11.9
Used vehicle retail sales	26,275	21,826	20.4	26.9
Used vehicle wholesale sales	(1,173)	(1,181)	0.7	7.8
Total used	25,102	20,645	21.6	28.9
Parts and service	95,047	79,377	19.7	25.6
Finance, insurance and other, net	44,523	36,305	22.6	27.9
Total	$225,253	$192,982	16.7	22.4
UNITS SOLD:
Retail new vehicles sold	36,571	31,574	15.8
Retail used vehicles sold	24,623	18,830	30.8
Wholesale used vehicles sold	18,334	15,108	21.4
Total used	42,957	33,938	26.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,876	$31,277	(4.5)	0.1
Used vehicle retail	$22,185	$23,059	(3.8)	1.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,657	$1,794	(7.6)	(3.4)
Used vehicle retail sales	1,067	1,159	(7.9)	(2.9)
Used vehicle wholesale sales	(64)	(78)	17.9	24.0
Total used	584	608	(3.9)	1.9
Finance, insurance and other, net (per retail unit)	$728	$720	1.1	5.3
OTHER:
SG&A expenses	$191,570	$158,636	20.8	26.3
Adjusted SG&A expenses (1)	$191,282	$157,730	21.3	26.8
SG&A as % revenues	9.6	9.2
Adjusted SG&A as % revenues (1)	9.6	9.2
SG&A as % gross profit	85.0	82.2
Adjusted SG&A as % gross profit (1)	84.9	81.7
Operating margin %	1.3	1.6
Adjusted operating margin % (1)	1.3	1.7
Pretax margin %	0.9	1.1
Adjusted pretax margin % (1)	0.9	1.1
INTEREST EXPENSE:
Floorplan interest expense	$(4,727)	$(4,222)	12.0	16.8
Floorplan assistance	951	825	15.3	22.1
Net floorplan expense	$(3,776)	$(3,397)	11.2	15.6
Other interest expense, net	$(3,664)	$(5,197)	(29.5)	(26.5)
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$82,947	$76,760	8.1	6.2
Used vehicle retail sales	24,129	23,828	1.3	(0.4)
Used vehicle wholesale sales	4,282	1,058	304.7	296.6
Total used	28,411	24,886	14.2	12.2
Parts and service	11,761	11,751	0.1	(1.5)
Finance, insurance and other, net	2,242	1,809	23.9	22.0
Total	$125,361	$115,206	8.8	7.0
GROSS MARGIN %:
New vehicle retail sales	5.8	6.1
Used vehicle retail sales	7.8	7.0
Used vehicle wholesale sales	4.4	4.8
Total used	7.3	6.9
Parts and service	45.9	44.7
Finance, insurance and other, net	100.0	100.0
Total	11.6	11.7
GROSS PROFIT:
New vehicle retail sales	$4,849	$4,659	4.1	2.5
Used vehicle retail sales	1,887	1,672	12.9	11.1
Used vehicle wholesale sales	189	51	270.6	264.3
Total used	2,076	1,723	20.5	18.6
Parts and service	5,403	5,257	2.8	1.0
Finance, insurance and other, net	2,242	1,809	23.9	22.0
Total	$14,570	$13,448	8.3	6.6
UNITS SOLD:
Retail new vehicles sold	2,355	2,372	(0.7)
Retail used vehicles sold	1,092	1,082	0.9
Wholesale used vehicles sold	290	367	(21.0)
Total used	1,382	1,449	(4.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,222	$32,361	8.8	7.0
Used vehicle retail	$22,096	$22,022	0.3	(1.3)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,059	$1,964	4.8	3.3
Used vehicle retail sales	1,728	1,545	11.8	10.1
Used vehicle wholesale sales	652	139	369.1	361.1
Total used	1,502	1,189	26.3	24.4
Finance, insurance and other, net (per retail unit)	$650	$524	24.0	22.3
OTHER:
SG&A expenses	$13,356	$12,178	9.7	8.1
Adjusted SG&A expenses (1)	$12,881	$12,178	5.8	4.2
SG&A as % revenues	10.7	10.6
Adjusted SG&A as % revenues (1)	10.3	10.6
SG&A as % gross profit	91.7	90.6
Adjusted SG&A as % gross profit (1)	88.4	90.6
Operating margin %	(4.7)	(8.2)
Adjusted operating margin % (1)	1.1	0.8
Pretax margin %	(4.9)	(8.5)
Adjusted pretax margin % (1)	0.9	0.5
INTEREST EXPENSE:
Floorplan interest expense	$(142)	$(89)	59.6	54.4
Floorplan assistance	—	—	—	—
Net floorplan expense	$(142)	$(89)	59.6	54.4
Other interest expense, net	$(109)	$(237)	(54.0)	(54.4)

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$296,055	$292,490	1.2	(6.7)
Used vehicle retail sales	92,021	81,002	13.6	4.4
Used vehicle wholesale sales	12,655	3,406	271.6	243.3
Total used	104,676	84,408	24.0	14.1
Parts and service	47,897	46,294	3.5	(4.8)
Finance, insurance and other, net	8,525	6,593	29.3	19.3
Total	$457,153	$429,785	6.4	(2.0)
GROSS MARGIN %:
New vehicle retail sales	5.8	5.8
Used vehicle retail sales	7.3	6.1
Used vehicle wholesale sales	6.8	5.2
Total used	7.3	6.1
Parts and service	45.2	39.0
Finance, insurance and other, net	100.0	100.0
Total	12.0	10.9
GROSS PROFIT:
New vehicle retail sales	$17,138	$16,950	1.1	(6.7)
Used vehicle retail sales	6,751	4,944	36.5	28.4
Used vehicle wholesale sales	858	178	382.0	346.9
Total used	7,609	5,122	48.6	39.4
Parts and service	21,670	18,073	19.9	10.4
Finance, insurance and other, net	8,525	6,593	29.3	19.3
Total	$54,942	$46,738	17.6	8.6
UNITS SOLD:
Retail new vehicles sold	8,488	10,008	(15.2)
Retail used vehicles sold	4,140	4,547	(9.0)
Wholesale used vehicles sold	1,148	1,222	(6.1)
Total used	5,288	5,769	(8.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,879	$29,226	19.3	10.1
Used vehicle retail	$22,227	$17,814	24.8	14.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,019	$1,694	19.2	10.0
Used vehicle retail sales	1,631	1,087	50.0	41.0
Used vehicle wholesale sales	747	146	411.6	375.8
Total used	1,439	888	62.0	52.1
Finance, insurance and other, net (per retail unit)	$675	$453	49.0	37.5
OTHER:
SG&A expenses	$50,651	$46,988	7.8	(0.7)
Adjusted SG&A expenses (1)	$50,176	$46,342	8.3	(0.2)
SG&A as % revenues	11.1	10.9
Adjusted SG&A as % revenues (1)	11.0	10.8
SG&A as % gross profit	92.2	100.5
Adjusted SG&A as % gross profit (1)	91.3	99.2
Operating margin %	(0.9)	(2.9)
Adjusted operating margin % (1)	0.7	(0.2)
Pretax margin %	(1.0)	(3.0)
Adjusted pretax margin % (1)	0.6	(0.3)
INTEREST EXPENSE:
Floorplan interest expense	$(424)	$(261)	62.5	51.4
Floorplan assistance	—	—	—	—
Net floorplan expense	$(424)	$(261)	62.5	51.4
Other interest expense, net	$(340)	$(418)	(18.7)	(25.0)
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,661,309	$1,507,513	10.2	9.0
Used vehicle retail sales	709,072	651,144	8.9	7.4
Used vehicle wholesale sales	91,809	99,774	(8.0)	(10.4)
Total used	800,881	750,918	6.7	5.1
Parts and service	343,510	310,966	10.5	9.5
Finance, insurance and other, net	114,705	104,235	10.0	9.2
Total	$2,920,405	$2,673,632	9.2	7.9
GROSS MARGIN %:
New vehicle retail sales	5.4	5.5
Used vehicle retail sales	5.7	6.0
Used vehicle wholesale sales	(2.6)	(4.0)
Total used	4.8	4.7
Parts and service	53.4	53.6
Finance, insurance and other, net	100.0	100.0
Total	14.6	14.6
GROSS PROFIT:
New vehicle retail sales	$89,535	$83,068	7.8	6.5
Used vehicle retail sales	40,514	39,046	3.8	2.6
Used vehicle wholesale sales	(2,390)	(3,980)	39.9	40.4
Total used	38,124	35,066	8.7	7.5
Parts and service	183,311	166,812	9.9	8.9
Finance, insurance and other, net	114,705	104,235	10.0	9.2
Total	$425,675	$389,181	9.4	8.3
UNITS SOLD:
Retail new vehicles sold	44,713	42,031	6.4
Retail used vehicles sold	32,015	30,377	5.4
Wholesale used vehicles sold	13,573	14,262	(4.8)
Total used	45,588	44,639	2.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,155	$35,867	3.6	2.4
Used vehicle retail	$22,148	$21,435	3.3	1.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,002	$1,976	1.3	0.1
Used vehicle retail sales	1,265	1,285	(1.6)	(2.6)
Used vehicle wholesale sales	(176)	(279)	36.9	37.3
Total used	836	786	6.4	5.2
Finance, insurance and other, net (per retail unit)	$1,495	$1,440	3.8	3.0
OTHER:
SG&A expenses	$309,521	$279,071	10.9	9.6
Adjusted SG&A expenses (1)	$309,046	$289,542	6.7	5.5
SG&A as % revenues	10.6	10.4
Adjusted SG&A as % revenues (1)	10.6	10.8
SG&A as % gross profit	72.7	71.7
Adjusted SG&A as % gross profit (1)	72.6	74.4
Operating margin %	3.1	2.9
Adjusted operating margin % (1)	3.5	3.2
Pretax margin %	2.0	1.8
Adjusted pretax margin % (1)	2.4	2.2
INTEREST EXPENSE:
Floorplan interest expense	$(13,713)	$(11,189)	22.6	21.8
Floorplan assistance	13,189	12,383	6.5	6.4
Net floorplan (expense) income	$(524)	$1,194	(143.9)	(137.7)
Other interest expense, net	$(18,309)	$(17,208)	6.4	5.9

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$6,157,531	$6,046,075	1.8	2.3
Used vehicle retail sales	2,798,986	2,757,713	1.5	2.2
Used vehicle wholesale sales	400,170	401,863	(0.4)	1.1
Total used	3,199,156	3,159,576	1.3	2.1
Parts and service	1,338,032	1,261,307	6.1	6.4
Finance, insurance and other, net	429,002	420,654	2.0	2.3
Total	$11,123,721	$10,887,612	2.2	2.7
GROSS MARGIN %:
New vehicle retail sales	5.2	5.2
Used vehicle retail sales	6.3	6.6
Used vehicle wholesale sales	(0.7)	(1.1)
Total used	5.5	5.6
Parts and service	53.8	53.9
Finance, insurance and other, net	100.0	100.0
Total	14.8	14.7
GROSS PROFIT:
New vehicle retail sales	$322,005	$316,378	1.8	2.2
Used vehicle retail sales	177,555	182,479	(2.7)	(2.1)
Used vehicle wholesale sales	(2,742)	(4,442)	38.3	38.8
Total used	174,813	178,037	(1.8)	(1.2)
Parts and service	719,689	680,000	5.8	6.3
Finance, insurance and other, net	429,002	420,654	2.0	2.3
Total	$1,645,509	$1,595,069	3.2	3.6
UNITS SOLD:
Retail new vehicles sold	172,200	172,053	0.1
Retail used vehicles sold	129,933	129,131	0.6
Wholesale used vehicles sold	57,144	57,339	(0.3)
Total used	187,077	186,470	0.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,758	$35,141	1.8	2.2
Used vehicle retail	$21,542	$21,356	0.9	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,870	$1,839	1.7	2.2
Used vehicle retail sales	1,367	1,413	(3.3)	(2.7)
Used vehicle wholesale sales	(48)	(77)	37.7	38.5
Total used	934	955	(2.2)	(1.5)
Finance, insurance and other, net (per retail unit)	$1,420	$1,397	1.6	2.0

OTHER:
Adjusted Finance, insurance and other revenue, net (1) (2)	$435,552	$420,654	3.5	3.8
Adjusted Total revenue (1)	$11,130,271	$10,887,612	2.2	2.8
Adjusted Total gross profit (1)	$1,652,059	$1,595,069	3.6	4.0
Adjusted Total gross margin (1)	14.8	14.7
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,442	$1,397	3.2	3.5
SG&A expenses	$1,226,195	$1,170,763	4.7	5.1
Adjusted SG&A expenses (1)	$1,216,955	$1,175,980	3.5	3.9
SG&A as % revenues	11.0	10.8
Adjusted SG&A as % revenues (1)	10.9	10.8
SG&A as % gross profit	74.5	73.4
Adjusted SG&A as % gross profit (1)	73.7	73.7
Operating margin %	3.1	3.1
Adjusted operating margin % (1)	3.4	3.4
Pretax margin %	2.0	2.1
Adjusted pretax margin % (1)	2.3	2.3

INTEREST EXPENSE:
Floorplan interest expense	$(52,372)	$(44,927)	16.6	17.0
Floorplan assistance	48,935	49,202	(0.5)	(0.4)
Net floorplan (expense) income	$(3,437)	$4,275	(180.4)	(183.3)
Other interest expense, net	$(70,497)	$(67,936)	3.8	4.0
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,290,879	$1,207,538	6.9
Used vehicle retail sales	532,189	532,880	(0.1)
Used vehicle wholesale sales	49,602	70,621	(29.8)
Total used	581,791	603,501	(3.6)
Parts and service	283,561	266,011	6.6
Finance, insurance and other, net	97,536	92,661	5.3
Total	$2,253,767	$2,169,711	3.9
GROSS MARGIN %:
New vehicle retail sales	5.3	5.4
Used vehicle retail sales	5.9	6.2
Used vehicle wholesale sales	(4.5)	(3.9)
Total used	5.0	5.0
Parts and service	53.1	53.8
Finance, insurance and other, net	100.0	100.0
Total	15.3	15.2
GROSS PROFIT:
New vehicle retail sales	$68,391	$64,974	5.3
Used vehicle retail sales	31,474	32,871	(4.2)
Used vehicle wholesale sales	(2,222)	(2,750)	19.2
Total used	29,252	30,121	(2.9)
Parts and service	150,672	143,046	5.3
Finance, insurance and other, net	97,536	92,661	5.3
Total	$345,851	$330,802	4.5
UNITS SOLD:
Retail new vehicles sold	33,157	31,765	4.4
Retail used vehicles sold	24,386	24,864	(1.9)
Wholesale used vehicles sold	8,100	10,090	(19.7)
Total used	32,486	34,954	(7.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,932	$38,015	2.4
Used vehicle retail	$21,824	$21,432	1.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,063	$2,045	0.9
Used vehicle retail sales	1,291	1,322	(2.3)
Used vehicle wholesale sales	(274)	(273)	(0.4)
Total used	900	862	4.4
Finance, insurance and other, net (per retail unit)	$1,695	$1,636	3.6
OTHER:
SG&A expenses	$238,151	$229,946	3.6
Adjusted SG&A expenses (2)	$238,151	$237,973	0.1
SG&A as % revenues	10.6	10.6
Adjusted SG&A as % revenues (2)	10.6	11.0
SG&A as % gross profit	68.9	69.5
Adjusted SG&A as % gross profit (2)	68.9	71.9
Operating margin %	4.1	3.7
Adjusted operating margin % (2)	4.2	3.8

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,732,177	$4,713,124	0.4
Used vehicle retail sales	2,146,803	2,217,717	(3.2)
Used vehicle wholesale sales	248,922	272,623	(8.7)
Total used	2,395,725	2,490,340	(3.8)
Parts and service	1,118,749	1,062,465	5.3
Finance, insurance and other, net	372,001	372,581	(0.2)
Total	$8,618,652	$8,638,510	(0.2)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.1
Used vehicle retail sales	6.7	6.9
Used vehicle wholesale sales	(1.0)	(1.1)
Total used	5.9	6.1
Parts and service	53.6	54.3
Finance, insurance and other, net	100.0	100.0
Total	15.7	15.5
GROSS PROFIT:
New vehicle retail sales	$242,301	$240,528	0.7
Used vehicle retail sales	143,688	153,911	(6.6)
Used vehicle wholesale sales	(2,452)	(2,964)	17.3
Total used	141,236	150,947	(6.4)
Parts and service	599,933	576,925	4.0
Finance, insurance and other, net	372,001	372,581	(0.2)
Total	$1,355,471	$1,340,981	1.1
UNITS SOLD:
Retail new vehicles sold	126,247	128,441	(1.7)
Retail used vehicles sold	100,542	104,451	(3.7)
Wholesale used vehicles sold	37,415	40,361	(7.3)
Total used	137,957	144,812	(4.7)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,483	$36,695	2.1
Used vehicle retail	$21,352	$21,232	0.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,919	$1,873	2.5
Used vehicle retail sales	1,429	1,474	(3.1)
Used vehicle wholesale sales	(66)	(73)	9.6
Total used	1,024	1,042	(1.7)
Finance, insurance and other, net (per retail unit)	$1,640	$1,600	2.5

OTHER:
Adjusted Finance, insurance and other revenue, net (2) (3)	$378,551	$372,581	1.6
Adjusted Total revenue (2)	$8,625,202	$8,638,510	(0.2)
Adjusted Total gross profit (2)	$1,362,021	$1,340,981	1.6
Adjusted Total gross margin (2)	15.8	15.5
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,669	$1,600	4.3
SG&A expenses	$975,701	$955,108	2.2
Adjusted SG&A expenses (2)	$967,224	$956,848	1.1
SG&A as % revenues	11.3	11.1
Adjusted SG&A as % revenues (2)	11.2	11.1
SG&A as % gross profit	72.0	71.2
Adjusted SG&A as % gross profit (2)	71.0	71.4
Operating margin %	3.7	3.7
Adjusted operating margin % (2)	4.0	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$224,123	$221,036	1.4	(5.0)
Used vehicle retail sales	111,186	93,314	19.2	11.6
Used vehicle wholesale sales	28,518	27,158	5.0	(1.6)
Total used	139,704	120,472	16.0	8.6
Parts and service	36,664	32,768	11.9	4.8
Finance, insurance and other, net	11,264	9,245	21.8	13.9
Total	$411,755	$383,521	7.4	0.5
GROSS MARGIN %:
New vehicle retail sales	5.7	6.0
Used vehicle retail sales	4.6	4.7
Used vehicle wholesale sales	(1.2)	(4.5)
Total used	3.4	2.7
Parts and service	56.2	55.9
Finance, insurance and other, net	100.0	100.0
Total	12.0	11.5
GROSS PROFIT:
New vehicle retail sales	$12,773	$13,217	(3.4)	(9.6)
Used vehicle retail sales	5,099	4,424	15.3	8.0
Used vehicle wholesale sales	(336)	(1,215)	72.3	73.9
Total used	4,763	3,209	48.4	39.0
Parts and service	20,610	18,332	12.4	5.3
Finance, insurance and other, net	11,264	9,245	21.8	13.9
Total	$49,410	$44,003	12.3	5.1
UNITS SOLD:
Retail new vehicles sold	7,201	7,763	(7.2)
Retail used vehicles sold	4,617	4,344	6.3
Wholesale used vehicles sold	3,822	3,625	5.4
Total used	8,439	7,969	5.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,124	$28,473	9.3	2.4
Used vehicle retail	$24,082	$21,481	12.1	5.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,774	$1,703	4.2	(2.6)
Used vehicle retail sales	1,104	1,018	8.4	1.6
Used vehicle wholesale sales	(88)	(335)	73.7	75.2
Total used	564	403	40.0	31.2
Finance, insurance and other, net (per retail unit)	$953	$764	24.7	16.7
OTHER:
SG&A expenses	$43,033	$38,468	11.9	4.7
Adjusted SG&A expenses (2)	$43,033	$38,285	12.4	5.2
SG&A as % revenues	10.5	10.0
Adjusted SG&A as % revenues (2)	10.5	10.0
SG&A as % gross profit	87.1	87.4
Adjusted SG&A as % gross profit (2)	87.1	87.0
Operating margin %	1.1	1.0
Adjusted operating margin % (2)	1.1	1.1

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$943,182	$967,424	(2.5)	2.2
Used vehicle retail sales	447,777	419,455	6.8	12.2
Used vehicle wholesale sales	113,082	116,519	(2.9)	1.9
Total used	560,859	535,974	4.6	10.0
Parts and service	138,143	137,800	0.2	5.0
Finance, insurance and other, net	37,762	35,582	6.1	10.7
Total	$1,679,946	$1,676,780	0.2	5.1
GROSS MARGIN %:
New vehicle retail sales	5.6	5.8
Used vehicle retail sales	4.9	5.1
Used vehicle wholesale sales	(0.7)	(1.0)
Total used	3.8	3.8
Parts and service	57.2	55.3
Finance, insurance and other, net	100.0	100.0
Total	11.4	11.2
GROSS PROFIT:
New vehicle retail sales	$52,962	$55,921	(5.3)	(0.8)
Used vehicle retail sales	22,147	21,350	3.7	9.6
Used vehicle wholesale sales	(831)	(1,122)	25.9	33.2
Total used	21,316	20,228	5.4	12.0
Parts and service	79,083	76,235	3.7	8.6
Finance, insurance and other, net	37,762	35,582	6.1	10.7
Total	$191,123	$187,966	1.7	6.6
UNITS SOLD:
Retail new vehicles sold	31,054	30,719	1.1
Retail used vehicles sold	19,632	18,062	8.7
Wholesale used vehicles sold	14,861	14,428	3.0
Total used	34,493	32,490	6.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,372	$31,493	(3.6)	1.1
Used vehicle retail	$22,809	$23,223	(1.8)	3.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,705	$1,820	(6.3)	(1.9)
Used vehicle retail sales	1,128	1,182	(4.6)	0.8
Used vehicle wholesale sales	(56)	(78)	28.2	35.2
Total used	618	623	(0.8)	5.5
Finance, insurance and other, net (per retail unit)	$745	$729	2.2	6.5
OTHER:
SG&A expenses	$156,369	$150,626	3.8	8.4
Adjusted SG&A expenses (2)	$156,081	$149,882	4.1	8.7
SG&A as % revenues	9.3	9.0
Adjusted SG&A as % revenues (2)	9.3	8.9
SG&A as % gross profit	81.8	80.1
Adjusted SG&A as % gross profit (2)	81.7	79.7
Operating margin %	1.7	1.8
Adjusted operating margin % (2)	1.7	1.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$82,548	$70,759	16.7	14.7
Used vehicle retail sales	22,173	21,755	1.9	0.2
Used vehicle wholesale sales	3,897	1,058	268.3	260.5
Total used	26,070	22,813	14.3	12.2
Parts and service	11,650	10,617	9.7	8.0
Finance, insurance and other, net	2,230	1,674	33.2	31.1
Total	$122,498	$105,863	15.7	13.8
GROSS MARGIN %:
New vehicle retail sales	5.8	6.0
Used vehicle retail sales	8.0	7.0
Used vehicle wholesale sales	4.8	4.9
Total used	7.5	6.9
Parts and service	46.2	45.2
Finance, insurance and other, net	100.0	100.0
Total	11.7	11.6
GROSS PROFIT:
New vehicle retail sales	$4,803	$4,258	12.8	11.1
Used vehicle retail sales	1,780	1,515	17.5	15.6
Used vehicle wholesale sales	186	52	257.7	257.5
Total used	1,966	1,567	25.5	23.5
Parts and service	5,377	4,795	12.1	10.1
Finance, insurance and other, net	2,230	1,674	33.2	31.1
Total	$14,376	$12,294	16.9	15.0
UNITS SOLD:
Retail new vehicles sold	2,334	2,108	10.7
Retail used vehicles sold	1,049	958	9.5
Wholesale used vehicles sold	274	300	(8.7)
Total used	1,323	1,258	5.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,368	$33,567	5.4	3.6
Used vehicle retail	$21,137	$22,709	(6.9)	(8.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,058	$2,020	1.9	0.3
Used vehicle retail sales	1,697	1,581	7.3	5.6
Used vehicle wholesale sales	679	173	292.5	291.5
Total used	1,486	1,246	19.3	17.4
Finance, insurance and other, net (per retail unit)	$659	$546	20.7	18.8
OTHER:
SG&A expenses	$13,233	$11,124	19.0	17.2
Adjusted SG&A expenses (2)	$12,758	$11,124	14.7	12.9
SG&A as % revenues	10.8	10.5
Adjusted SG&A as % revenues (2)	10.4	10.5
SG&A as % gross profit	92.0	90.5
Adjusted SG&A as % gross profit (2)	88.7	90.5
Operating margin %	(4.9)	(9.1)
Adjusted operating margin % (2)	1.0	0.8

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$287,190	$270,923	6.0	(2.2)
Used vehicle retail sales	86,298	72,549	19.0	9.6
Used vehicle wholesale sales	12,144	2,929	314.6	287.3
Total used	98,442	75,478	30.4	20.4
Parts and service	45,944	39,623	16.0	7.2
Finance, insurance and other, net	8,142	5,852	39.1	28.9
Total	$439,718	$391,876	12.2	3.6
GROSS MARGIN %:
New vehicle retail sales	5.8	5.8
Used vehicle retail sales	7.5	6.2
Used vehicle wholesale sales	6.9	6.5
Total used	7.4	6.3
Parts and service	45.9	40.7
Finance, insurance and other, net	100.0	100.0
Total	12.1	10.8
GROSS PROFIT:
New vehicle retail sales	$16,662	$15,652	6.5	(1.7)
Used vehicle retail sales	6,488	4,533	43.1	34.6
Used vehicle wholesale sales	838	190	341.1	311.2
Total used	7,326	4,723	55.1	45.7
Parts and service	21,100	16,110	31.0	21.1
Finance, insurance and other, net	8,142	5,852	39.1	28.9
Total	$53,230	$42,337	25.7	16.4
UNITS SOLD:
Retail new vehicles sold	8,198	8,798	(6.8)
Retail used vehicles sold	3,974	3,859	3.0
Wholesale used vehicles sold	997	934	6.7
Total used	4,971	4,793	3.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,032	$30,794	13.8	5.0
Used vehicle retail	$21,716	$18,800	15.5	6.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,032	$1,779	14.2	5.5
Used vehicle retail sales	1,633	1,175	39.0	30.7
Used vehicle wholesale sales	841	203	314.3	285.3
Total used	1,474	985	49.6	40.5
Finance, insurance and other, net (per retail unit)	$669	$462	44.8	34.0
OTHER:
SG&A expenses	$47,926	$40,315	18.9	10.1
Adjusted SG&A expenses (2)	$47,451	$40,041	18.5	9.7
SG&A as % revenues	10.9	10.3
Adjusted SG&A as % revenues (2)	10.8	10.2
SG&A as % gross profit	90.0	95.2
Adjusted SG&A as % gross profit (2)	89.1	94.6
Operating margin %	(0.6)	(2.4)
Adjusted operating margin % (2)	1.0	0.3
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,597,550	$1,499,333	6.6	5.5
Used vehicle retail sales	665,548	647,949	2.7	1.6
Used vehicle wholesale sales	82,017	98,837	(17.0)	(18.9)
Total used	747,565	746,786	0.1	(1.1)
Parts and service	331,875	309,396	7.3	6.5
Finance, insurance and other, net	111,030	103,580	7.2	6.5
Total	$2,788,020	$2,659,095	4.8	3.8
GROSS MARGIN %:
New vehicle retail sales	5.4	5.5
Used vehicle retail sales	5.8	6.0
Used vehicle wholesale sales	(2.9)	(4.0)
Total used	4.8	4.7
Parts and service	53.2	53.7
Finance, insurance and other, net	100.0	100.0
Total	14.7	14.6
GROSS PROFIT:
New vehicle retail sales	$85,967	$82,449	4.3	3.2
Used vehicle retail sales	38,353	38,810	(1.2)	(2.1)
Used vehicle wholesale sales	(2,372)	(3,913)	39.4	39.8
Total used	35,981	34,897	3.1	2.1
Parts and service	176,659	166,173	6.3	5.5
Finance, insurance and other, net	111,030	103,580	7.2	6.5
Total	$409,637	$387,099	5.8	4.9
UNITS SOLD:
Retail new vehicles sold	42,692	41,636	2.5
Retail used vehicles sold	30,052	30,166	(0.4)
Wholesale used vehicles sold	12,196	14,015	(13.0)
Total used	42,248	44,181	(4.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,420	$36,010	3.9	2.9
Used vehicle retail	$22,147	$21,479	3.1	2.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,014	$1,980	1.7	0.6
Used vehicle retail sales	1,276	1,287	(0.9)	(1.7)
Used vehicle wholesale sales	(194)	(279)	30.5	30.8
Total used	852	790	7.8	6.8
Finance, insurance and other, net (per retail unit)	$1,526	$1,443	5.8	5.1
OTHER:
SG&A expenses	$294,417	$279,538	5.3	4.3
Adjusted SG&A expenses (2)	$293,942	$287,382	2.3	1.3
SG&A as % revenues	10.6	10.5
Adjusted SG&A as % revenues (2)	10.5	10.8
SG&A as % gross profit	71.9	72.2
Adjusted SG&A as % gross profit (2)	71.8	74.2
Operating margin %	3.3	2.8
Adjusted operating margin % (2)	3.6	3.3

	Twelve Months Ended December 31,
	2017	2016	% Increase/ (Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$5,962,549	$5,951,471	0.2	0.6
Used vehicle retail sales	2,680,878	2,709,721	(1.1)	(0.5)
Used vehicle wholesale sales	374,148	392,071	(4.6)	(3.3)
Total used	3,055,026	3,101,792	(1.5)	(0.8)
Parts and service	1,302,836	1,239,888	5.1	5.3
Finance, insurance and other, net	417,905	414,015	0.9	1.2
Total	$10,738,316	$10,707,166	0.3	0.7
GROSS MARGIN %:
New vehicle retail sales	5.2	5.2
Used vehicle retail sales	6.4	6.6
Used vehicle wholesale sales	(0.7)	(1.0)
Total used	5.6	5.7
Parts and service	53.7	54.0
Finance, insurance and other, net	100.0	100.0
Total	14.9	14.7
GROSS PROFIT:
New vehicle retail sales	$311,925	$312,101	(0.1)	0.3
Used vehicle retail sales	172,323	179,794	(4.2)	(3.7)
Used vehicle wholesale sales	(2,445)	(3,896)	37.2	37.8
Total used	169,878	175,898	(3.4)	(2.9)
Parts and service	700,116	669,270	4.6	4.9
Finance, insurance and other, net	417,905	414,015	0.9	1.2
Total	$1,599,824	$1,571,284	1.8	2.2
UNITS SOLD:
Retail new vehicles sold	165,499	167,958	(1.5)
Retail used vehicles sold	124,148	126,372	(1.8)
Wholesale used vehicles sold	53,273	55,723	(4.4)
Total used	177,421	182,095	(2.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,028	$35,434	1.7	2.1
Used vehicle retail	$21,594	$21,442	0.7	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,885	$1,858	1.5	1.8
Used vehicle retail sales	1,388	1,423	(2.5)	(1.9)
Used vehicle wholesale sales	(46)	(70)	34.3	34.9
Total used	957	966	(0.9)	(0.4)
Finance, insurance and other, net (per retail unit)	$1,443	$1,407	2.6	2.8

OTHER:
Adjusted Finance, insurance and other revenue, net (2) (3)	$424,455	$414,015	2.5	2.8
Adjusted Total revenue (2)	$10,744,866	$10,707,166	0.4	0.8
Adjusted Total gross profit (2)	$1,606,374	$1,571,284	2.2	2.6
Adjusted Total gross margin (2)	15.0	14.7
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,465	$1,407	4.1	4.4
SG&A expenses	$1,179,996	$1,146,049	3.0	3.3
Adjusted SG&A expenses (2)	$1,170,756	$1,146,770	2.1	2.4
SG&A as % revenues	11.0	10.7
Adjusted SG&A as % revenues (2)	10.9	10.7
SG&A as % gross profit	73.8	72.9
Adjusted SG&A as % gross profit (2)	72.9	73.0
Operating margin %	3.2	3.2
Adjusted operating margin % (2)	3.5	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$242,070	$227,411	6.4
Pre-tax adjustments:
Gain on real estate and dealership transactions	—	982
Severance costs	—	(1,837)
Legal settlements (4)	—	11,671
Adjusted SG&A (1)	$242,070	$238,227	1.6
SG&A AS % REVENUES:
Unadjusted	10.6	10.5
Adjusted (1)	10.6	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	69.0	68.6
Adjusted (1)	69.0	71.9
OPERATING MARGIN %
Unadjusted	4.1	3.8
Adjusted (1), (2)	4.2	3.8
PRETAX MARGIN %:
Unadjusted	2.8	2.7
Adjusted (1), (2)	2.9	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$238,151	$229,946	3.6
Pre-tax adjustments:
Severance costs	—	(1,837)
Legal settlements (4)	—	9,864
Adjusted Same Store SG&A (1)	$238,151	$237,973	0.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	10.6
Adjusted (1)	10.6	11.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	68.9	69.5
Adjusted (1)	68.9	71.9
SAME STORE OPERATING MARGIN %
Unadjusted	4.1	3.7
Adjusted (1), (3)	4.2	3.8

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$375,954	$377,756	(0.5)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$382,504	$377,756	1.3
TOTAL REVENUES RECONCILIATION:
As reported	$8,680,565	$8,734,672	(0.6)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$8,687,115	$8,734,672	(0.5)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,365,314	$1,355,349	0.7
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,371,864	$1,355,349	1.2
SG&A RECONCILIATION:
As reported	$983,974	$965,139	2.0
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Gain (loss) on real estate and dealership transactions	(798)	2,838
Severance costs	—	(1,837)
Acquisition costs	—	(30)
Legal settlements (4)	1,113	11,671
Adjusted SG&A (1)	$975,497	$971,908	0.4
TOTAL GROSS MARGIN %:
Unadjusted	15.7	15.5
Adjusted (1)	15.8	15.5
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,647	$1,599	3.0
Adjusted (1)	$1,675	$1,599	4.8
SG&A AS % REVENUES:
Unadjusted	11.3	11.0
Adjusted (1)	11.2	11.1
SG&A AS % OF GROSS PROFIT:
Unadjusted	72.1	71.2
Adjusted (1)	71.1	71.7
OPERATING MARGIN %:
Unadjusted	3.7	3.7
Adjusted (1), (2)	4.0	3.9
PRETAX MARGIN %:
Unadjusted	2.4	2.5
Adjusted (1), (2)	2.7	2.7

SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$372,001	$372,581	(0.2)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$378,551	$372,581	1.6
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$8,618,652	$8,638,510	(0.2)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$8,625,202	$8,638,510	(0.2)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,355,471	$1,340,981	1.1
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,362,021	$1,340,981	1.6
SAME STORE SG&A RECONCILIATION:
As reported	$975,701	$955,108	2.2
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Loss on real estate and dealership transactions	(798)	(384)
Severance costs	—	(1,837)
Acquisition costs	—	(30)
Legal settlements (4)	1,113	9,864
Adjusted Same Store SG&A (1)	$967,224	$956,848	1.1
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.7	15.5
Adjusted (1)	15.8	15.5
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,640	$1,600	2.5
Adjusted (1)	$1,669	$1,600	4.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.3	11.1
Adjusted (1)	11.2	11.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.0	71.2
Adjusted (1)	71.0	71.4
SAME STORE OPERATING MARGIN %
Unadjusted	3.7	3.7
Adjusted (1), (3)	4.0	4.0

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $3,236 and $12,762 for the three and twelve months ended December 31, 2017, respectively, and $9,406 and $21,794 for the three and twelve months ended December 31, 2016, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $3,236 and $12,762 for the three and twelve months ended December 31, 2017, respectively, and $9,343 and $21,671 for the three and twelve months ended December 31, 2016, respectively.

(4)
For the twelve months ended December 31, 2017 the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million ($1.1 million on a Same Store basis). For the three and twelve months ended December 31, 2016, respectively, the Company recognized a net pre-tax gain related to a settlement with an OEM of $11.7 million ($9.9 million on a Same Store basis).

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$54,095	$39,482	37.0
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(223)
Severance costs	—	(122)
Adjusted SG&A (1)	$54,095	$39,137	38.2
SG&A AS % REVENUES:
Unadjusted	10.7	10.2
Adjusted (1)	10.7	10.1
SG&A AS % GROSS PROFIT:
Unadjusted	89.5	88.9
Adjusted (1)	89.5	88.1
OPERATING MARGIN %
Unadjusted	0.8	0.8
Adjusted (1), (2)	0.8	0.9
PRETAX MARGIN %:
Unadjusted	0.3	0.2
Adjusted (1), (2)	0.3	0.3
SAME STORE SG&A RECONCILIATION:
As reported	$43,033	$38,468	11.9
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(61)
Severance costs	—	(122)
Adjusted Same Store SG&A (1)	$43,033	$38,285	12.4
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.5	10.0
Adjusted (1)	10.5	10.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	87.1	87.4
Adjusted (1)	87.1	87.0
SAME STORE OPERATING MARGIN %
Unadjusted	1.1	1.0
Adjusted (1), (3)	1.1	1.1

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$191,570	$158,636	20.8
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(223)
Severance costs	—	(122)
Acquisition costs	(288)	(561)
Adjusted SG&A (1)	$191,282	$157,730	21.3
SG&A AS % REVENUES:
Unadjusted	9.6	9.2
Adjusted (1)	9.6	9.2
SG&A AS % OF GROSS PROFIT:
Unadjusted	85.0	82.2
Adjusted (1)	84.9	81.7
OPERATING MARGIN %:
Unadjusted	1.3	1.6
Adjusted (1), (2)	1.3	1.7
PRETAX MARGIN %:
Unadjusted	0.9	1.1
Adjusted (1), (2)	0.9	1.1
SAME STORE SG&A RECONCILIATION:
As reported	$156,369	$150,626	3.8
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(61)
Severance costs	—	(122)
Acquisition costs	(288)	(561)
Adjusted Same Store SG&A (1)	$156,081	$149,882	4.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.3	9.0
Adjusted (1)	9.3	8.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	81.8	80.1
Adjusted (1)	81.7	79.7
SAME STORE OPERATING MARGIN %
Unadjusted	1.7	1.8
Adjusted (1), (3)	1.7	1.9

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $201 for the three and twelve months ended December 31, 2016, respectively.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $201 for the three and twelve months ended December 31, 2016, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$13,356	$12,178	9.7
Pre-tax adjustments:
Severance costs	(475)	—
Adjusted SG&A (1)	$12,881	$12,178	5.8
SG&A AS % REVENUES:
Unadjusted	10.7	10.6
Adjusted (1)	10.3	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	91.7	90.6
Adjusted (1)	88.4	90.6
OPERATING MARGIN %
Unadjusted	(4.7)	(8.2)
Adjusted (1), (2)	1.1	0.8
PRETAX MARGIN %:
Unadjusted	(4.9)	(8.5)
Adjusted (1), (2)	0.9	0.5
SAME STORE SG&A RECONCILIATION:
As reported	$13,233	$11,124	19.0
Pre-tax adjustments:
Severance costs	(475)	—
Adjusted Same Store SG&A (1)	$12,758	$11,124	14.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.5
Adjusted (1)	10.4	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	92.0	90.5
Adjusted (1)	88.7	90.5
SAME STORE OPERATING MARGIN %
Unadjusted	(4.9)	(9.1)
Adjusted (1), (3)	1.0	0.8

	Twelve Months Ended December 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$50,651	$46,988	7.8
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(372)
Severance costs	(475)	—
Foreign transaction tax	—	(274)
Adjusted SG&A (1)	$50,176	$46,342	8.3
SG&A AS % REVENUES:
Unadjusted	11.1	10.9
Adjusted (1)	11.0	10.8
SG&A AS % OF GROSS PROFIT:
Unadjusted	92.2	100.5
Adjusted (1)	91.3	99.2
OPERATING MARGIN %:
Unadjusted	(0.9)	(2.9)
Adjusted (1), (2)	0.7	(0.2)
PRETAX MARGIN %:
Unadjusted	(1.0)	(3.0)
Adjusted (1), (2)	0.6	(0.3)
SAME STORE SG&A RECONCILIATION:
As reported	$47,926	$40,315	18.9
Pre-tax adjustments:
Severance costs	(475)	—
Foreign transaction tax	—	(274)
Adjusted Same Store SG&A (1)	$47,451	$40,041	18.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	10.3
Adjusted (1)	10.8	10.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	90.0	95.2
Adjusted (1)	89.1	94.6
SAME STORE OPERATING MARGIN %
Unadjusted	(0.6)	(2.4)
Adjusted (1), (3)	1.0	0.3

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $6,744 for the three and twelve months ended December 31, 2017, respectively, and $10,420 and $10,843 for the three and twelve months ended December 31, 2016, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $6,744 for the three and twelve months ended December 31, 2017, respectively, and $10,420 for the three and twelve months ended December 31, 2016, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended December 31,
	2017	2016	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$58,974	$48,520
Income Tax Benefit (Provision)	51,515	(17,692)
Net Income	$110,489	$30,828	258.4
Effective Tax Rate	(87.4)%	36.5%
Adjustments:
(Gain) loss on real estate and dealership transactions
Pre-tax	—	(529)
Tax impact	—	264
Severance costs
Pre-tax	475	1,959
Tax impact	(122)	(710)
Legal settlements (4)
Pre-tax	—	(11,671)
Tax impact	—	4,359
Non-cash asset impairment
Pre-tax	9,979	19,797
Tax impact	(3,515)	(7,041)
Tax rate changes
Pre-tax	—	—
Tax impact	(73,028)	—
Adjusted
Pretax Net Income	$69,428	$58,076
Income Tax Provision	(25,150)	(20,820)
Adjusted net income (1)	$44,278	$37,256	23.4
Effective Tax Rate	36.2%	35.8%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$44,278	$37,256	23.4
Less: Adjusted earnings allocated to participating securities	1,483	1,477	0.4
Adjusted net income available to diluted common shares (1)	$42,795	$35,779	19.6
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$5.27	$1.44	266.0
After-tax adjustments:
Gain on real estate and dealership transactions	—	(0.01)
Severance costs	0.02	0.06
Legal settlements	—	(0.34)
Non-cash asset impairment	0.30	0.59
Tax rate changes	(3.48)	—
Adjusted diluted income per share (1)	$2.11	$1.74	25.9

SG&A RECONCILIATION:
As reported	$309,521	$279,071	10.9
Pre-tax adjustments:
Gain on real estate and dealership transactions	—	759
Severance costs	(475)	(1,959)
Legal settlements (4)	—	11,671
Adjusted SG&A (1)	$309,046	$289,542	6.7
SG&A AS % REVENUES:
Unadjusted	10.6	10.4
Adjusted (1)	10.6	10.8
SG&A AS % GROSS PROFIT:
Unadjusted	72.7	71.7
Adjusted (1)	72.6	74.4
OPERATING MARGIN %
Unadjusted	3.1	2.9
Adjusted (1), (2)	3.5	3.2
PRETAX MARGIN %:
Unadjusted	2.0	1.8
Adjusted (1), (2)	2.4	2.2
SAME STORE SG&A RECONCILIATION:
As reported	$294,417	$279,538	5.3
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(61)
Severance costs	(475)	(1,959)
Legal settlements (4)	—	9,864
Adjusted Same Store SG&A (1)	$293,942	$287,382	2.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	10.5
Adjusted (1)	10.5	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.9	72.2
Adjusted (1)	71.8	74.2
SAME STORE OPERATING MARGIN %
Unadjusted	3.3	2.8
Adjusted (1), (3)	3.6	3.3

	Twelve Months Ended December 31,
	2017	2016	% Increase/ (Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$219,003	$227,371
Income Tax Provision	(5,561)	(80,306)
Net Income	$213,442	$147,065	45.1
Effective Tax Rate	2.5%	35.3%
Adjustments:
Catastrophic events
Pre-tax	15,342	5,873
Tax impact	(5,926)	(2,207)
(Gain) loss on real estate and dealership transactions
Pre-tax	798	(1,530)
Tax impact	(301)	937
Severance costs
Pre-tax	475	1,959
Tax impact	(122)	(710)
Acquisition costs
Pre-tax	288	591
Tax impact	—	(11)
Legal settlements (4)
Pre-tax	(1,113)	(11,671)
Tax impact	426	4,359
Foreign transaction tax
Pre-tax	—	274
Tax impact	—	—
Non-cash asset impairment
Pre-tax	19,505	32,124
Tax impact	(7,094)	(11,676)
Allowance for uncertain tax positions
Pre-tax	—	—
Tax impact	834	—
Tax rate changes
Pre-tax	—	—
Tax impact	(73,028)	—
Foreign deferred income tax benefit
Pre-tax	—	—
Tax impact	—	(1,686)
Adjusted
Pretax Net Income	$254,298	$254,991
Income Tax Provision	(90,772)	(91,300)
Adjusted net income (1)	$163,526	$163,691	(0.1)
Effective Tax Rate	35.7%	35.8%

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$163,526	$163,691	(0.1)
Less: Adjusted earnings allocated to participating securities	5,738	6,537	(12.2)
Adjusted net income available to diluted common shares (1)	$157,788	$157,154	0.4
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$10.08	$6.67	51.1
After-tax adjustments:
Catastrophic events	0.45	0.17
(Gain) loss on real estate and dealership transactions	0.03	(0.03)
Severance costs	0.01	0.05
Acquisition costs including related tax impact	0.01	0.02
Legal settlements	(0.03)	(0.33)
Foreign transaction tax	—	0.01
Non-cash asset impairment	0.59	0.93
Allowance for uncertain tax positions	0.04	—
Tax rate changes	(3.45)	—
Foreign deferred income tax benefit	—	(0.07)
Adjusted diluted income per share (1)	$7.73	$7.42	4.2
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$429,002	$420,654	2.0
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$435,552	$420,654	3.5
TOTAL REVENUES RECONCILIATION:
As reported	$11,123,721	$10,887,612	2.2
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$11,130,271	$10,887,612	2.2
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,645,509	$1,595,069	3.2
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,652,059	$1,595,069	3.6
SG&A RECONCILIATION:
As reported	$1,226,195	$1,170,763	4.7
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Gain (loss) on real estate and dealership transactions	(798)	2,243
Severance costs	(475)	(1,959)
Acquisition costs	(288)	(591)
Legal settlements (4)	1,113	11,671
Foreign transaction tax	—	(274)
Adjusted SG&A (1)	$1,216,955	$1,175,980	3.5
TOTAL GROSS MARGIN %:
Unadjusted	14.8	14.7
Adjusted (1)	14.8	14.7

FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,420	$1,397	1.6
Adjusted (1)	$1,442	$1,397	3.2
SG&A AS % REVENUES:
Unadjusted	11.0	10.8
Adjusted (1)	10.9	10.8
SG&A AS % OF GROSS PROFIT:
Unadjusted	74.5	73.4
Adjusted (1)	73.7	73.7
OPERATING MARGIN %:
Unadjusted	3.1	3.1
Adjusted (1), (2)	3.4	3.4
PRETAX MARGIN %:
Unadjusted	2.0	2.1
Adjusted (1), (2)	2.3	2.3
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$417,905	$414,015	0.9
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$424,455	$414,015	2.5
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$10,738,316	$10,707,166	0.3
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$10,744,866	$10,707,166	0.4
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,599,824	$1,571,284	1.8
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,606,374	$1,571,284	2.2
SAME STORE SG&A RECONCILIATION:
As reported	$1,179,996	$1,146,049	3.0
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Loss on real estate and dealership transactions	(798)	(446)
Severance costs	(475)	(1,959)
Acquisition costs	(288)	(591)
Legal settlements (4)	1,113	9,864
Foreign transaction tax	—	(274)
Adjusted Same Store SG&A (1)	$1,170,756	$1,146,770	2.1
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	14.9	14.7
Adjusted (1)	15.0	14.7
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,443	$1,407	2.6
Adjusted (1)	$1,465	$1,407	4.1

SAME STORE SG&A AS % REVENUES:
	Unadjusted	11.0	10.7
	Adjusted (1)	10.9	10.7
SAME STORE SG&A AS % GROSS PROFIT:
	Unadjusted	73.8	72.9
	Adjusted (1)	72.9	73.0
SAME STORE OPERATING MARGIN %
	Unadjusted	3.2	3.2
	Adjusted (1), (3)	3.5	3.5

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $9,979 and $19,505 for the three and twelve months ended December 31, 2017, respectively, and $20,027 and $32,838 for the three and twelve months ended December 31, 2016, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $9,979 and $19,505 for the three and twelve months ended December 31, 2017, respectively, and $19,965 and $32,292 for the three and twelve months ended December 31, 2016, respectively.

(4)
For the twelve months ended December 31, 2017 the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million ($1.1 million on a Same Store basis). For the three and twelve months ended December 31, 2016, respectively, the Company recognized a net pre-tax gain related to a settlement with an OEM of $11.7 million ($9.9 million on a Same Store basis).